UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 17, 2020

SAExploration Holdings, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35471	27-4867100
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1160 Dairy Ashford Road, Suite 160 Houston, Texas		77079
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (281) 258-4400

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Securities registered pursuant to Section 12(b) of the Act: None.

Item 3.03.	Material Modification of Rights of Security Holders.

The information set forth below in Item 8.01 of this Current Report on Form 8-K regarding the Final Order Establishing Certain Notice and Hearing Procedures for Transfers of, and Declarations of Worthlessness with Respect to Certain Equity Interests of SAExploration Holdings, Inc. is incorporated herein by reference.

Item 8.01	Other Events

As previously disclosed, on August 27, 2020, SAExploration Holdings, Inc. (“SAExploration,” the “Company,” “we,” “our,” and “us”) and certain of its wholly-owned direct and indirect subsidiaries (collectively, the “Debtors”) filed voluntary petitions (the “Petition,” and the cases commenced thereby, the “Chapter 11 Cases”) seeking relief under Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for Southern District of Texas, Houston Division (the “Court”) to pursue a Chapter 11 plan of reorganization. The Chapter 11 Cases are being administered under the caption In re SAExploration Holdings, Inc., et al. (Case No. 20-34306).

In connection with the Chapter 11 Cases, on September 17, 2020, the Court entered the Final Order Establishing Certain Notice and Hearing Procedures for Transfers of, and Declarations of Worthlessness with Respect to Certain Equity Interests of SAExploration Holdings, Inc. (the “Order”). The Order requires notices of the holdings of, and proposed transactions by, any person or entity that is or, because of the transaction, would become, a Substantial Shareholder (as defined below) of the Company’s equity securities, including its common stock, par value $0.0001 per share (the “Common Stock”), and restricts certain trading in equity securities of the Company. For purposes of the Order, a “Substantial Shareholder” is any person or entity that has beneficial ownership (as determined under rules under the Internal Revenue Code of 1986, as amended) of, at least 4.5% of (i) all issued and outstanding shares of Common Stock or (b) the total value of the Company’s equity interests. Any prohibited transfer of Common Stock will be null and void ab initio as an act in violation of the automatic stay under sections 362 and 105(a) of the Code.

The Order, as well as other Court filings and additional information related to the Chapter 11 Cases, is available on a website administered by the Company’s claims agent, Epiq Corporate Restructuring, LLC, at https://dm.epiq11.com/SAExploration.

The foregoing description of the Order does not purport to be complete and is qualified in its entirety by reference to the full text of the Order, which is filed as Exhibit 99.1 hereto and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Final Order Establishing Certain Notice and Hearing Procedures for Transfers of, and Declarations of Worthlessness with Respect to Certain Equity Interests of SAExploration Holdings, Inc., dated as of September 17, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 21, 2020

SAEXPLORATION HOLDINGS, INC.

/s/ John Simmons
John Simmons
Chief Financial Officer and Vice President